UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866
                                  ------------

                     TEMPLETON EMERGING MARKETS INCOME FUND
                  ----------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


AUGUST 31, 2009

ANNUAL REPORT

                                   (GRAPHIC)

                                                                    FIXED INCOME

                           TEMPLETON EMERGING MARKETS
                                   INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

ANNUAL REPORT

Templeton Emerging Markets Income Fund ...................................     1
Performance Summary ......................................................     7
Important Notice to Shareholders .........................................     8
Financial Highlights and Statement of Investments ........................     9
Financial Statements .....................................................    16
Notes to Financial Statements ............................................    19
Report of Independent Registered Public Accounting Firm ..................    28
Tax Designation ..........................................................    29
Annual Meeting of Shareholders ...........................................    30
Dividend Reinvestment and Cash Purchase Plan .............................    31
Board Members and Officers ...............................................    34
Shareholder Information ..................................................    39

Annual Report

Templeton Emerging Markets Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

GEOGRAPHIC BREAKDOWN*

Based on Total Net Assets as of 8/31/09

                                   (BAR CHART)


Americas               37.8%
Asia Pacific           32.9%
Middle East & Africa   11.9%
Other Europe            7.5%
Supranationals**        4.9%
EMU***                  1.7%
Other Net Assets        3.3%

* The Geographic Breakdown is a snapshot of the Fund on 8/31/09 and may not reflect ongoing repositioning or reinvestment of cash in the Fund.

** The Fund's supranational investments were denominated in the Mexican peso, Ghanaian cedi and U.S. dollar.

***  The Fund's EMU investment was in the Netherlands.

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's annual report for the fiscal year ended August 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Emerging Markets Income Fund had cumulative total returns of +6.57% based on market price and +8.02% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), which had a +5.37% cumulative total return in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 7.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Country and regional bond market returns are based on subindexes of the JPM EMBIG. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                Annual Report | 1

CURRENCY BREAKDOWN
8/31/09

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  84.4%
U.S. Dollar               70.0%
Brazilian Real            13.4%
Mexican Peso               0.7%
Peruvian Nuevo Sol         0.3%
ASIA PACIFIC              14.6%
Indonesian Rupiah         11.0%
Sri Lankan Rupee           2.0%
South Korean Won           0.9%
Malaysian Ringgit          0.7%
MIDDLE EAST & AFRICA       1.0%
Ghanaian Cedi              0.9%
Egyptian Pound             0.1%
EUROPE                     0.0%
Euro*                     -0.8%
Polish Zloty               0.8%


* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

ECONOMIC AND MARKET OVERVIEW

The year under review consisted of two distinct halves. In the first half, the U.S. recession spread throughout the world as the financial crisis intensified, with economic activity and security prices falling sharply. Frozen credit markets and depressed consumer sentiment levels caused a steep drop in economic activity despite policymakers' best efforts. In addition to continued global interest rate easing, the U.S., eurozone and the U.K. implemented quantitative and credit easing policies, and governments worldwide boosted fiscal stimuli to counter the deepening global recession. Partially as a result of this coordinated global response, investor confidence began to improve in March, which gradually benefited economic activity through the increased flow of credit, especially in interbank lending and trade financing. Strong economic activity in China, the unfreezing of credit markets and the G20 meeting in April also gave investors confidence.(2) The turnaround led to a more favorable outlook that benefited the global economy through a shift in the inventory adjustment cycle and better corporate bond and equity market performance. Many investors appeared to believe the worst of the financial crisis was over, and by the end of the period there was substantial evidence that an economic recovery was under way. Greater risk appetite in the second half of the year benefited currency and developing bond markets as investors' outlook on the economy improved. Although financial markets and economic activity improved significantly from their very low levels, relative to the prior year, economic activity remained weak as deleveraging continued, global trade contracted and unemployment rose.

Inflation fell during the period as weak global growth led to lower prices for commodities, and slackening labor and capital markets pushed most other prices down gradually. Monetary easing in the eurozone continued, although at a slower pace than many economists would have preferred, given the recession's depth and lesser fiscal policy action compared with those of the U.S. In the first half of 2009 compared with the first half of 2008 (year-over-year), the eurozone's gross domestic product (GDP) contracted 4.8%, which was greater than the U.S. economy's 3.7% contraction.(3) However, the European Central Bank maintained its primary focus on inflation. Outside the eurozone, the economic slowdown was more severe in many emerging European countries. Central and eastern Europe was one of the regions most damaged by the financial crisis as it exposed those countries' external imbalances characterized by large foreign borrowing to finance substantial current account deficits. Several countries including Ukraine, Hungary and Latvia sought help from the

(2.) The G20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.

(3.) Source: Eurostat.


                                2 | Annual Report

International Monetary Fund (IMF). Even Poland, which was in a comparatively strong position relative to its regional peers, took advantage of the IMF's new, prequalified loan facility, though it did not draw on these resources.

In Asia, growth differed significantly between large economies with higher domestic demand and small economies more dependent on exports. The large economies, particularly China, India and Indonesia, were more resistant to the global recession as aggressive fiscal and monetary responses outweighed declining exports. Within these three countries, domestic demand was resilient and accounts for a bigger share of these economies. In contrast, the smaller economies suffered quick, severe downturns as their reliance on demand for exports made them very vulnerable to the global downturn. Exemplifying this dependence, production dropped more than export demand, allowing inventories to fall to levels more in line with reduced global consumption. However, even some of these very badly affected economies showed signs of improvement toward period-end. On the other hand, the Japanese economy was the weakest among the large, developed economies. GDP contracted an average of 6.5% year-over-year during the past three quarters due to subdued consumption, weak external demand and lackluster government spending.(4) Japan's trade balance worsened as the global recession and difficulties in obtaining credit negatively impacted machinery exports, an important sector for the economy.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk.

MANAGER'S DISCUSSION

The Fund purchased investment-grade and lower-rated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Improved risk appetite benefited high yield products during the second half of the period, particularly sovereign bonds, following the G20 summit in April 2009. It was decided at the summit that the IMF would receive additional resources, and the IMF eased conditions to help countries in need of balance of payments support or access to liquidity. U.S. dollar-denominated emerging market debt posted a +5.37% total return during the period as measured by the JPM EMBIG, but the Fund's return was even stronger as it added exposure to sovereign bonds

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(4.) Source: Economic and Social Research Institute.


                                Annual Report | 3

TOP 10 COUNTRIES
8/31/09

                % OF TOTAL
                NET ASSETS
                ----------
Brazil             14.1%
Indonesia          11.6%
Argentina           7.4%
Russia              7.2%
Kazakhstan          5.8%
Iraq                5.1%
Supranational       4.9%
Ukraine             4.5%
Peru                4.5%
Mexico              3.3%

following the initial sell-off.(1) The index fell 28.83% to its low in late October, and rose 48.05% from that point to the end of the period.(1) Our analysis indicated that sovereign spreads were at distressed levels during the early stages of the financial crisis, reflecting a higher probability of default than we thought was appropriate. In our opinion, most emerging market sovereign bonds were in much better positions than in previous crises and unlikely to suffer to the same extent as they have in the past. Despite these fundamentals, forced and panicked selling hit sovereign bonds, and so we sought to capitalize on this market inefficiency by adding exposure. Sovereign interest rate credit spreads fell 325 basis points from their peak in mid-March as most emerging economies were fairly well positioned entering the crisis.(5) Regionally, Latin American sovereign debt had a +2.19% total return, Asian debt a +11.77% total return and central and eastern European debt a +5.70% total return.(1) Emerging market local debt returned +11.31% as measured by the JPM Government Bond Index-Emerging Markets (GBI-EM) in local currency terms as interest rates fell around the world.(6)

LATIN AMERICA

The first and second halves of the Fund's fiscal year contrasted sharply in Latin America as they did globally. In the first part of the year, currencies depreciated very quickly against the U.S. dollar and credit spreads widened to levels not reached for several years. A combination of influences such as economies slowing due to high interest rates and fear of corporate losses on derivatives and very weak demand for exports and freezing of credit markets led to a severe and rapid downturn. In the second part of the year, as risk appetite returned to global financial markets, currencies strengthened against the U.S. dollar and credit spreads narrowed. Commodity prices recovered, which helped exports. Imports falling faster than exports also benefited trade balances in many countries. The Fund's overweighted Brazilian real position hurt relative performance as the currency depreciated 12.67% against the U.S. dollar despite a strong rally in the latter part of the period.(7) However, sovereign credit and duration exposure in Brazil outperformed for the year as a whole. In contrast, the Mexican peso did not recover as much of its first half's fall as most other regional currencies. Argentina was one of the most volatile sovereign credits during the period, and the Fund sought to capitalize on that by adding exposure at distressed prices.

(5.) Source: J.P. Morgan.

(6.) Source: J.P. Morgan. The JPM GBI-EM tracks total returns for liquid, fixed-rate, local currency emerging market government bonds.

(7.) Source: IDC/Exshare.


                                4 | Annual Report

EUROPE & MIDDLE EAST

Central and eastern Europe were among the most adversely impacted regions globally by the financial crisis, but we felt there was significant differentiation between credits that was not reflected in market valuations. In particular, we avoided Fund exposure to credits with the most dire outlooks, such as Latvia, and instead focused on the opportunities created by indiscriminate risk reduction in higher quality sovereigns. We viewed the risk of default in countries such as Poland and Russia as being overpriced by the market. While the sharp drop in oil prices led to significant challenges for Russia's fiscal accounts and external balances, the country's sovereign credit entered the crisis in a strong position with a low debt level and a significant accumulation of reserves. There were certainly warranted concerns about some local corporations, but these did not extend to the sovereign or the very highest quality companies.

ASIA

Asian sovereign credit was among the strongest in the index, as many of the large economies suffered less than other parts of the world. In part a legacy of the Asian financial crisis of the late 1990s, Asian economies generally used less leverage than those in other regions. Further, their governments had lowered their external debt burdens and many had built large cushions of foreign exchange reserves. Exports dropped significantly due to lower demand from the developed world, and this particularly hurt economic activity in small open economies. However, in Indonesia, significant monetary and fiscal stimulus supported growth and benefited the Fund's sovereign credit and duration exposure. Similarly, in South Korea, the central bank aggressively cut interest rates to stimulate demand, and that benefited our duration position.

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.


                               Annual Report | 5

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Emerging Markets Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TEI                                CHANGE   8/31/09   8/31/08
-----------                                ------   -------   -------
Net Asset Value (NAV)                      -$0.63   $13.82    $14.45
Market Price (NYSE)                        -$1.10   $13.11    $14.21
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $1.3617
Long-Term Capital Gain           $0.0788
   TOTAL                         $1.4405

PERFORMANCE

                                        1-YEAR    5-YEAR   10-YEAR
                                        ------   -------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)            +8.02%   +59.55%   +204.64%
   Based on change in market price(3)   +6.57%   +62.88%   +260.19%
Average Annual Total Return(1)
   Based on change in NAV(2)            +8.02%    +9.80%    +11.78%
   Based on change in market price(3)   +6.57%   +10.25%    +13.67%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                               Annual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

OPTIONS ON SWAP AGREEMENTS (SWAPTIONS)

Generally, the Fund may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions, although currently the Fund only intends to purchase options on interest rate swaps. The Fund may buy options on interest rate swaps to help hedge the Fund's risk of potentially rising interest rates. A swaption is an over-the-counter (OTC) option that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer.

The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund's purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.


                                8 | Annual Report

Templeton Emerging Markets Income Fund

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED AUGUST 31,
                                                    ----------------------------------------------------
                                                      2009       2008       2007       2006       2005
                                                    --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  14.45   $  14.76   $  14.63   $  13.75   $  13.23
                                                    --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(a) .....................       1.03       1.08       1.00       0.89       0.82
   Net realized and unrealized gains (losses) ...      (0.22)     (0.05)      0.25       0.90       0.70
                                                    --------   --------   --------   --------   --------
Total from investment operations ................       0.81       1.03       1.25       1.79       1.52
                                                    --------   --------   --------   --------   --------
Less distributions from:
   Net investment income and net realized
      foreign currency gains ....................      (1.36)     (1.34)     (1.12)     (0.91)     (1.00)
   Net realized gains ...........................      (0.08)        --         --         --         --
                                                    --------   --------   --------   --------   --------
Total distributions .............................      (1.44)     (1.34)     (1.12)     (0.91)     (1.00)
                                                    --------   --------   --------   --------   --------
Net asset value, end of year ....................   $  13.82   $  14.45   $  14.76   $  14.63   $  13.75
                                                    ========   ========   ========   ========   ========
Market value, end of year(b) ....................   $  13.11   $  14.21   $  13.52   $  13.49   $  13.32
                                                    ========   ========   ========   ========   ========
Total return (based on market value per share) ..       6.57%     15.84%      8.39%      8.71%     11.74%
RATIOS TO AVERAGE NET ASSETS
Expenses(c)......................................       1.20%      1.19%      1.17%      1.22%      1.21%
Net investment income ...........................       8.59%      7.30%      6.63%      6.29%      5.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $653,992   $684,152   $698,702   $692,469   $650,806
Portfolio turnover rate .........................      34.03%     25.04%     36.26%     23.68%     53.16%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                                Annual Report | 9

Templeton Emerging Markets Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

                                                                                     PRINCIPAL AMOUNT(a)        VALUE
                                                                                   ----------------------   ------------
       BONDS 94.2%
       ARGENTINA 7.4%
(b, c) Government of Argentina, senior bond, FRN,
          0.943%, 8/03/12 ......................................................       140,605,000          $ 36,838,510
          2.280%, 12/15/35 .....................................................       219,745,000            11,547,600
                                                                                                            ------------
                                                                                                              48,386,110
                                                                                                            ------------
       BOSNIA & HERZEGOVINA 0.9%
   (b) Government of Bosnia & Herzegovina, FRN, 2.288%, 12/11/17 ...............         6,281,246    EUR      6,034,055
                                                                                                            ------------
       BRAZIL 14.1%
   (d) Centrais Eletricas Brasileiras SA, senior note, 144A, 6.875%, 7/30/19             4,150,000             4,405,779
       Nota Do Tesouro Nacional,
          9.609%, 1/01/12 ......................................................            35,350(e) BRL     18,343,383
          9.609%, 1/01/14 ......................................................            20,000(e) BRL      9,864,744
          9.609%, 1/01/17 ......................................................            46,400(e) BRL     21,478,340
   (f)    Index Linked, 6.00%, 5/15/15 .........................................            22,055(e) BRL     21,241,403
   (f)    Index Linked, 6.00%, 5/15/45 .........................................            17,820(e) BRL     16,776,296
                                                                                                            ------------
                                                                                                              92,109,945
                                                                                                            ------------
       COLOMBIA 1.4%
       Government of Colombia,
          senior bond, 11.75%, 2/25/20 .........................................         4,255,000             5,929,555
          senior note, 7.375%, 3/18/19 .........................................         3,000,000             3,291,000
                                                                                                            ------------
                                                                                                               9,220,555
                                                                                                            ------------
       EL SALVADOR 0.4%
   (d) Government of El Salvador, 144A, 7.65%, 6/15/35 .........................         2,650,000             2,451,250
                                                                                                            ------------
       FIJI 1.8%
       Republic of Fiji, 6.875%, 9/13/11 .......................................        12,360,000            11,484,739
                                                                                                            ------------
       GEORGIA 1.0%
       Government of Georgia, 7.50%, 4/15/13 ...................................         6,950,000             6,564,970
                                                                                                            ------------
       GHANA 0.7%
   (g) Government of Ghana, Reg S, 8.50%, 10/04/17 .............................         5,300,000             4,889,250
                                                                                                            ------------
       HUNGARY 0.5%
       Government of Hungary,
          3.50%, 7/18/16 .......................................................           190,000    EUR        238,029
          4.375%, 7/04/17 ......................................................           560,000    EUR        723,053
          5.75%, 6/11/18 .......................................................         1,255,000    EUR      1,783,674
          senior note, 3.875%, 2/24/20 .........................................           535,000    EUR        623,637
                                                                                                            ------------
                                                                                                               3,368,393
                                                                                                            ------------
       INDIA 1.5%
   (d) ICICI Bank Ltd.,
          144A, 6.625%, 10/03/12 ...............................................         6,625,000            6,737,300
   (b)    sub. bond, 144A, FRN, 6.375%, 4/30/22 ................................         4,100,000            3,265,913
                                                                                                            ------------
                                                                                                              10,003,213
                                                                                                            ------------


                               10 | Annual Report

Templeton Emerging Markets Income Fund

                                                                                     PRINCIPAL AMOUNT(a)        VALUE
                                                                                   ----------------------   ------------
       BONDS (CONTINUED)
       INDONESIA 11.6%
       Government of Indonesia,
          FR26, 11.00%, 10/15/14 ...............................................   120,832,000,000    IDR   $ 12,586,671
          FR28, 10.00%, 7/15/17 ................................................    18,800,000,000    IDR      1,841,766
          FR31, 11.00%, 11/15/20 ...............................................   132,050,000,000    IDR     13,296,696
          FR36, 11.50%, 9/15/19 ................................................    40,000,000,000    IDR      4,216,268
          FR40, 11.00%, 9/15/25 ................................................   387,140,000,000    IDR     38,406,727
          FR46, 9.50%, 7/15/23 .................................................     3,200,000,000    IDR        283,333
          FR47, 10.00%, 2/15/28 ................................................    12,210,000,000    IDR      1,090,178
          FR48, 9.00%, 9/15/18 .................................................     5,450,000,000    IDR        500,124
   (d)    senior note, 144A, 11.625%, 3/04/19 ..................................         2,745,000             3,711,469
                                                                                                            ------------
                                                                                                              75,933,232
                                                                                                            ------------
       IRAQ 5.1%
       Government of Iraq,
   (d)    144A, 5.80%, 1/15/28 .................................................        46,800,000            32,352,840
   (g)    Reg S, 5.80%, 1/15/28 ................................................         1,675,000             1,157,927
                                                                                                            ------------
                                                                                                              33,510,767
                                                                                                            ------------
       KAZAKHSTAN 5.8%
       HSBK (Europe) BV,
   (d)    144A, 7.25%, 5/03/17 .................................................         4,305,000             3,271,800
   (g)    Reg S, 7.25%, 5/03/17 ................................................        21,730,000            16,316,985
   (d) Kazmunaigaz Finance Sub BV, 144A, 9.125%, 7/02/18 .......................        19,200,000            18,497,688
                                                                                                            ------------
                                                                                                              38,086,473
                                                                                                            ------------
       LUXEMBOURG 0.8%
   (d) RSHB Capital SA, 144A, 9.00%, 6/11/14 ...................................         4,880,000             5,185,000
                                                                                                            ------------
       MEXICO 3.3%
   (d) Alestra SA, senior note, 144A, 11.75%, 8/11/14 ..........................         1,400,000             1,509,375
       Government of Mexico, M 20, 7.50%, 6/03/27 ..............................         2,978,000(h) MXN     20,007,235
                                                                                                            ------------
                                                                                                              21,516,610
                                                                                                            ------------
       NETHERLANDS 1.7%
       Rabobank Nederland, senior note, 8.75%, 1/24/17 .........................       157,900,000    MXN     11,217,919
                                                                                                            ------------
       PAKISTAN 1.9%
   (d) Government of Pakistan, 144A, 6.875%, 6/01/17 ...........................        15,000,000            12,300,000
                                                                                                            ------------
       PANAMA 1.0%
       Government of Panama, 6.70%, 1/26/36 ....................................         6,639,000             6,871,365
                                                                                                            ------------
       PERU 4.5%
       Government of Peru,
          7.35%, 7/21/25 .......................................................         9,420,000            10,444,425
          8.75%, 11/21/33 ......................................................        12,550,000            15,655,497
   (d) Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A,
          zero cpn., 5/31/18 ...................................................         4,443,667             3,237,044
                                                                                                            ------------
                                                                                                              29,336,966
                                                                                                            ------------


                               Annual Report | 11

Templeton Emerging Markets Income Fund

                                                                                     PRINCIPAL AMOUNT(a)        VALUE
                                                                                   ----------------------   ------------
       BONDS (CONTINUED)
       PHILIPPINES 2.1%
       Government of the Philippines,
          9.00%, 2/15/13 .......................................................         7,960,000          $  9,226,127
   (g)    Reg S, 8.75%, 10/07/16 ...............................................         3,750,000             4,386,328
                                                                                                            ------------
                                                                                                              13,612,455
                                                                                                            ------------
       POLAND 0.8%
       Government of Poland, 6.25%, 10/24/15 ...................................        15,380,000    PLN      5,525,326
                                                                                                            ------------
       RUSSIA 7.2%
   (g) Alfa MTN Markets Ltd. for ABH Financial Ltd., Reg S, 8.20%, 6/25/12 .....         1,575,000             1,508,062
   (g) Gaz Capital SA, senior bond, Reg S, 8.146%, 4/11/18 .....................         6,000,000             5,962,601
   (d) Gazprom, secured note, 144A, 7.51%, 7/31/13 .............................         4,550,000             4,700,869
   (g) Government of Russia, senior bond, Reg S, 7.50%, 3/31/30 ................         5,116,800             5,254,186
       LUKOIL International Finance BV,
   (d)    144A, 6.356%, 6/07/17 ................................................           890,000               841,050
   (d)    144A, 6.656%, 6/07/22 ................................................         4,540,000             4,120,050
   (g)    Reg S, 6.356%, 6/07/17 ...............................................         2,300,000             2,173,500
   (g)    Reg S, 6.656%, 6/07/22 ...............................................         3,970,000             3,649,795
       VTB Capital (VNESHTORGBK), 6.315% to 2/04/10 , 7.815% thereafter,
          2/04/15 ..............................................................        17,000,000            16,745,000
   (d) VTB Capital SA, senior note, 144A, 6.25%, 6/30/35 .......................         2,400,000             2,148,000
                                                                                                            ------------
                                                                                                              47,103,113
                                                                                                            ------------
       SOUTH AFRICA 2.1%
(b, d) Edcon Holdings, 144A, FRN, 6.777%, 6/15/15 ..............................         1,200,000    EUR        972,116
(b, g) Edcon Proprietary Ltd., senior secured note, Reg S, FRN, 4.527%,
          6/15/14 ..............................................................         2,100,000    EUR      2,032,412
       Government of South Africa,
          4.50%, 4/05/16 .......................................................         4,000,000    EUR      5,574,351
          senior note, 5.875%, 5/30/22 .........................................         5,000,000             5,006,250
                                                                                                            ------------
                                                                                                              13,585,129
                                                                                                            ------------
       SOUTH KOREA 0.9%
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 ............................................     1,572,920,000    KRW      1,247,805
          0475-1112, 4.75%, 12/10/11 ...........................................     2,804,070,000    KRW      2,264,018
          0475-1203, 4.75%, 3/10/12 ............................................     2,255,000,000    KRW      1,817,343
          0525-2703, 5.25%, 3/10/27 ............................................       478,770,000    KRW        368,453
                                                                                                            ------------
                                                                                                               5,697,619
                                                                                                            ------------
       SRI LANKA 2.0%
       Government of Sri Lanka, A,
          8.50%, 1/15/13 .......................................................       312,300,000    LKR      2,414,947
          13.50%, 2/01/13 ......................................................       303,200,000    LKR      2,699,674
          11.25%, 7/15/14 ......................................................       354,200,000    LKR      2,915,531
          11.00%, 8/01/15 ......................................................       607,700,000    LKR      4,897,946
                                                                                                            ------------
                                                                                                              12,928,098
                                                                                                            ------------

                               12 | Annual Report

Templeton Emerging Markets Income Fund

                                                                                     PRINCIPAL AMOUNT(a)        VALUE
                                                                                   ----------------------   ------------
       BONDS (CONTINUED)
   (i) SUPRANATIONAL 4.9%
       African Development Bank, senior note, 340, 25.50%, 6/24/11 .............         8,200,000    GHS   $  5,891,208
       Corporacion Andina De Fomento, 8.125%, 6/04/19 ..........................         4,550,000             5,280,047
       Inter-American Development Bank, senior note, 7.50%, 12/05/24 ...........       355,000,000    MXN     21,191,252
                                                                                                            ------------
                                                                                                              32,362,507
                                                                                                            ------------
       TRINIDAD AND TOBAGO 0.8%
       Petro Co. of Trinidad and Tobago Ltd., senior note,
   (d)    144A, 9.75%, 8/14/19 .................................................         4,500,000             4,910,625
   (g)    Reg S, 9.75%, 8/14/19 ................................................           210,000               229,163
                                                                                                            ------------
                                                                                                               5,139,788
                                                                                                            ------------
       UKRAINE 4.5%
   (d) City of Kiev, 144A, 8.625%, 7/15/11 .....................................        22,400,000            18,536,000
   (d) Government of the Ukraine, 144A, 7.65%, 6/11/13 .........................        11,948,000            11,141,510
                                                                                                            ------------
                                                                                                              29,677,510
                                                                                                            ------------
       UNITED ARAB EMIRATES 1.0%
   (d) DP World Ltd., 144A, 6.85%, 7/02/37 .....................................         8,080,000             6,306,108
                                                                                                            ------------
       UNITED STATES 1.8%
       General Electric Capital Corp., senior note, A, 8.50%, 4/06/18 ..........       185,000,000    MXN     11,630,482
                                                                                                            ------------
       VENEZUELA 0.7%
       Government of Venezuela, 10.75%, 9/19/13 ................................         3,800,000             3,648,000
   (g) senior bond, Reg S, 5.375%, 8/07/10 .....................................           870,000               843,900
                                                                                                            ------------
                                                                                                               4,491,900
                                                                                                            ------------
       TOTAL BONDS (COST $631,048,615)                                                                       616,530,847
                                                                                                            ------------
       SHORT TERM INVESTMENTS 2.5%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $352,519) 0.1%
       EGYPT 0.1%
   (j) Egypt Treasury Bill, 9/22/09 ............................................         1,950,000    EGP        350,165
                                                                                                            ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $631,401,134) .........                             616,881,012
                                                                                                            ------------

                                                                                           SHARES
                                                                                   ----------------------
       MONEY MARKET FUNDS (COST $15,772,256) 2.4%
       UNITED STATES 2.4%
   (k) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .............        15,772,256            15,772,256
                                                                                                            ------------
       TOTAL INVESTMENTS (COST $647,173,390) 96.7% .............................                             632,653,268
       OTHER ASSETS, LESS LIABILITIES 3.3% .....................................                              21,338,877
                                                                                                            ------------
       NET ASSETS 100.0% .......................................................                            $653,992,145
                                                                                                            ============


                               Annual Report | 13

Templeton Emerging Markets Income Fund

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $150,601,786, representing 23.03% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real units

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(e).

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $48,404,109, representing 7.40% of net assets.

(h)  Principal amount is stated in 100 Mexican Peso Units.

(i) A supranational organization is an entity formed by two or more central governments through international treaties.

(j)  The security is traded on a discount basis with no stated coupon rate.

(k) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At August 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                              CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -----------   -----------   ----------   ------------   ------------
Euro ................       DBAB       Sell       725,485   $ 1,013,684     9/10/09     $       --     $ (26,527)
Euro ................       UBSW       Sell       362,390       505,680     9/11/09             --       (13,922)
Mexican Peso ........       DBAB       Sell    13,012,157     1,157,459     9/15/09        184,733            --
Euro ................       DBAB       Sell       688,058       970,299     9/21/09             --       (16,260)
Mexican Peso ........       DBAB       Sell    39,897,968     3,467,579    10/01/09        491,076            --
Mexican Peso ........       MLCO       Sell    39,728,544     3,462,183    10/05/09        499,917            --
Mexican Peso ........       CITI       Sell    11,801,000       871,083    12/01/09             --        (2,293)
Mexican Peso ........       CITI       Sell    34,649,958     2,467,155    12/14/09             --       (92,715)
Mexican Peso ........       DBAB       Sell    96,948,564     7,150,021    12/22/09             --        (4,567)
Mexican Peso ........       DBAB       Buy     96,948,564     6,847,859    12/22/09        306,730            --
Mexican Peso ........       DBAB       Buy     40,262,564     2,853,275    12/23/09        117,609            --
Mexican Peso ........       DBAB       Sell    40,262,564     2,971,824    12/23/09            940            --
Mexican Peso ........       DBAB       Sell    64,556,594     4,747,856    12/24/09             --       (14,984)
Mexican Peso ........       DBAB       Buy     64,556,594     4,565,239    12/24/09        197,601            --
Mexican Peso ........       DBAB       Sell     7,781,929       571,256     1/20/10             --          (782)
Mexican Peso ........       DBAB       Buy      7,781,929       524,565     1/20/10         47,472            --
Mexican Peso ........       HSBC       Sell   115,740,103     8,493,876     1/21/10             --       (12,853)
Mexican Peso ........       HSBC       Buy    115,740,103     7,868,482     1/21/10        638,247            --
Mexican Peso ........       CITI       Sell    11,914,000       873,973     1/29/10             --          (743)
Euro ................       DBAB       Sell       180,829       254,419     2/19/10             --        (4,813)
Mexican Peso ........       DBAB       Sell    61,551,442     4,619,159     2/19/10        112,879            --
Mexican Peso ........       DBAB       Sell   457,957,173    34,604,592     2/22/10      1,090,354            --
Euro ................       DBAB       Sell     7,600,000    10,313,656     3/29/10             --      (580,797)
Peruvian Nuevo Sol ..       DBAB       Buy      5,367,447     1,749,032     5/18/10         57,868            --
Mexican Peso ........       DBAB       Sell    67,925,352     4,869,725     6/09/10             --       (24,603)
Malaysian Ringgit ...       DBAB       Buy      2,499,000       694,553     7/16/10          8,258            --
Malaysian Ringgit ...       DBAB       Buy      3,942,000     1,103,954     7/20/10          4,612            --


                               14 | Annual Report

Templeton Emerging Markets Income Fund

                                                              CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE     QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   -----------   -----------   ----------   ------------   ------------
Malaysian Ringgit ...       DBAB       Buy      4,793,000     1,353,572     7/23/10     $       --     $  (5,752)
Malaysian Ringgit ...       JPHQ       Buy      5,039,000     1,419,437     7/27/10             --        (2,528)
Euro ................       UBSW       Sell     2,260,000     3,185,809     8/20/10             --       (53,150)
Euro ................       DBAB       Sell     2,260,000     3,192,024     8/20/10             --       (46,935)
Euro ................       BZWS       Sell     2,260,000     3,193,493     8/20/10             --       (45,466)
Mexican Peso ........       DBAB       Sell    74,700,583     5,514,993     8/27/10        192,402            --
                                                                                        ----------     ---------
   Unrealized appreciation (depreciation) ..........................................     3,950,698      (949,690)
                                                                                        ----------     ---------
      Net unrealized appreciation (depreciation) ...................................    $3,001,008
                                                                                        ==========

At August 31, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

                PAY/RECEIVE    FIXED                                                    EXPIRATION    UNREALIZED     UNREALIZED
COUNTERPARTY   FLOATING RATE    RATE         FLOATING RATE         NOTIONAL AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
------------   -------------   -----   -------------------------   ------------------   ----------   ------------   ------------
MLCO .......        Pay        7.053%  Tasa Nominal Annual Rate    4,700,000,000 CLP      6/13/18     $1,288,669         $--
JPHQ .......        Pay         7.06%  Tasa Nominal Annual Rate    1,568,000,000 CLP      6/13/18        431,396
MLCO .......        Pay        7.094%  Tasa Nominal Annual Rate    5,100,000,000 CLP      6/16/18      1,416,545
JPHQ .......        Pay         7.15%  Tasa Nominal Annual Rate    1,600,000,000 CLP      6/18/18        457,283
JPHQ .......        Pay        7.855%  Tasa Nominal Annual Rate      403,200,000 CLP      7/17/18        139,579
MLCO .......        Pay         9.03%  MXN Interbank Equilibrium
                                             Interest Rate           241,000,000 MXN      8/17/18        956,259
MLCO .......        Pay         9.10%  MXN Interbank Equilibrium
                                             Interest Rate            80,000,000 MXN      8/04/28         73,941
                                                                                                      ----------         ---
   Unrealized appreciation (depreciation) ........................................................     4,763,672          --
                                                                                                      ----------         ---
      Net unrealized appreciation (depreciation) .................................................    $4,763,672
                                                                                                      ==========

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 27.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Emerging Markets Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................   $631,401,134
      Cost - Sweep Money Fund (Note 7) .....................     15,772,256
                                                               ------------
      Total cost of investments ............................   $647,173,390
                                                               ============
      Value - Unaffiliated issuers .........................   $616,881,012
      Value - Sweep Money Fund (Note 7) ....................     15,772,256
                                                               ------------
      Total value of investments ...........................    632,653,268
   Cash ....................................................      4,582,000
   Foreign currency, at value (cost and $284,088) ..........        286,542
   Receivable from interest ................................     14,322,149
   Unrealized appreciation on forward exchange contracts ...      3,950,698
   Unrealized appreciation on swap contracts ...............      4,763,672
                                                               ------------
         Total assets ......................................    660,558,329
                                                               ------------
Liabilities:
   Payables:
      Affiliates ...........................................        544,752
      Custodian fees (Note 4) ..............................        165,863
      Transfer agent fees ..................................        231,019
   Due to brokers ..........................................      4,582,000
   Unrealized depreciation on forward exchange contracts ...        949,690
   Accrued expenses and other liabilities ..................         92,860
                                                               ------------
         Total liabilities .................................      6,566,184
                                                               ------------
            Net assets, at value ...........................   $653,992,145
                                                               ============
Net assets consist of:
   Paid-in capital .........................................   $661,118,506
   Undistributed net investment income .....................      8,780,824
   Net unrealized appreciation (depreciation) ..............     (6,643,289)
   Accumulated net realized gain (loss) ....................     (9,263,896)
                                                               ------------
            Net assets, at value ...........................   $653,992,145
                                                               ============
Shares outstanding .........................................     47,338,848
                                                               ============
Net asset value per share ..................................         $13.82
                                                               ============

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Emerging Markets Income Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

Investment income:
   Dividends - Sweep Money Fund (Note 7) .........................   $    91,414
   Interest (net of foreign taxes of $1,072,092) .................     55,238,465
                                                                     ------------
      Total investment income ....................................     55,329,879
                                                                     ------------
Expenses:
   Management fees (Note 3a) .....................................      4,748,964
   Administrative fees (Note 3b) .................................        847,460
   Transfer agent fees ...........................................        650,345
   Custodian fees (Note 4) .......................................        265,075
   Reports to shareholders .......................................         51,801
   Registration and filing fees ..................................         42,517
   Professional fees .............................................         61,477
   Trustees' fees and expenses ...................................         70,748
   Other .........................................................         40,157
                                                                     ------------
      Total expenses .............................................      6,778,544
      Expense reductions (Note 4) ................................         (2,137)
                                                                     ------------
         Net expenses ............................................      6,776,407
                                                                     ------------
            Net investment income ................................     48,553,472
                                                                     ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ................................................    (12,059,535)
      Foreign currency transactions ..............................     15,543,750
      Swap contracts .............................................        648,855
                                                                     ------------
         Net realized gain (loss) ................................      4,133,070
                                                                     ------------
   Net change in unrealized appreciation
      (depreciation) on:
      Investments ................................................    (17,347,568)
      Translation of other assets and liabilities
         denominated in foreign currencies .......................      2,692,657
                                                                     ------------
         Net change in unrealized appreciation (depreciation) ....    (14,654,911)
                                                                     ------------
Net realized and unrealized gain (loss) ..........................    (10,521,841)
                                                                     ------------
Net increase (decrease) in net assets resulting from operations ..   $ 38,031,631
                                                                     ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Emerging Markets Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED AUGUST 31,
                                                                                ---------------------------
                                                                                    2009           2008
                                                                                ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................   $ 48,553,472   $ 51,145,837
      Net realized gain (loss) from investments, foreign
         currency transactions and swap contracts ...........................      4,133,070     12,925,745
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies ......................    (14,654,911)   (15,210,844)
                                                                                ------------   ------------
            Net increase (decrease) in net assets resulting
                from operations .............................................     38,031,631     48,860,738
                                                                                ------------   ------------
   Distributions to shareholders from:
      Net investment income and net realized foreign currency gains .........    (64,461,309)   (63,410,387)
      Net realized gains ....................................................     (3,730,301)            --
                                                                                ------------   ------------
   Total distributions to shareholders ......................................    (68,191,610)   (63,410,387)
                                                                                ------------   ------------
            Net increase (decrease) in net assets ...........................    (30,159,979)   (14,549,649)
Net assets:
   Beginning of year ........................................................    684,152,124    698,701,773
                                                                                ------------   ------------
   End of year ..............................................................   $653,992,145   $684,152,124
                                                                                ------------   ------------
Undistributed net investment income included in net assets:
   End of year ..............................................................   $  8,780,824   $ 11,238,333
                                                                                ============   ============

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.


                               Annual Report | 19

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

The Fund enters into interest rate swap contracts generally in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are


                               20 | Annual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                               Annual Report | 21

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 2009, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2009, the Fund had repurchased a total of 610,500 shares. During the years ended August 31, 2008 and August 31, 2009, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                            AFFILIATION
----------                                            -----------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager


                               22 | Annual Report

Templeton Emerging Markets Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------                       ----------
       0.850%         Up to and including $1 billion
       0.830%         Over $1 billion, up to and including $5 billion
       0.810%         Over $5 billion, up to and including $10 billion
       0.790%         Over $10 billion, up to and including $15 billion
       0.770%         Over $15 billion, up to and including $20 billion
       0.750%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $1,231,202 expiring in 2017.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized currency losses of $7,025,551.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008, was as follows:

                                     2009          2008
                                 -----------   -----------
Distributions paid from:
   Ordinary income ...........   $64,463,389   $63,410,387
   Long term capital gain ....     3,728,221            --
                                 -----------   -----------
                                 $68,191,610   $63,410,387
                                 ===========   ===========


                               Annual Report | 23

Templeton Emerging Markets Income Fund

5. INCOME TAXES (CONTINUED)

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $648,989,780
                                                               ============
Unrealized appreciation ....................................   $ 31,820,962
Unrealized depreciation ....................................    (48,157,474)
                                                               ------------
Net unrealized appreciation (depreciation) .................   $(16,336,512)
                                                               ============
Distributable earnings - undistributed ordinary income .....   $ 15,401,370
                                                               ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, swaps and tax straddles.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, swaps and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $194,535,565 and $178,012,148, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2009, the Fund had 52.55% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                               24 | Annual Report

Templeton Emerging Markets Income Fund

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS                   ASSET DERIVATIVES                    LIABILITY DERIVATIVES
HEDGING INSTRUMENTS          ------------------------------------   ------------------------------------
UNDER FASB STATEMENT         STATEMENT OF ASSETS AND   FAIR VALUE   STATEMENT OF ASSETS AND   FAIR VALUE
NO. 133                        LIABILITIES LOCATION      AMOUNT       LIABILITIES LOCATION      AMOUNT
--------------------         -----------------------   ----------   -----------------------   ----------
Interest rate contracts ..   Unrealized appreciation                Unrealized depreciation
                             on swap contracts         $4,763,672   on swap contracts         $      --
Foreign exchange
   contracts .............   Unrealized appreciation                Unrealized depreciation
                             on forward exchange        3,950,698   on forward exchange        (949,690)
                             contracts                              contracts

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                                                  AVERAGE
DERIVATIVE CONTRACTS                                                                                              NOTIONAL
NOT ACCOUNTED FOR AS                                                                                               AMOUNT
HEDGING INSTRUMENTS                                                                             UNREALIZED      OUTSTANDING
UNDER FASB STATEMENT                         STATEMENT OF                   REALIZED GAIN      APPRECIATION      DURING THE
NO. 133                                  OPERATIONS LOCATIONS                 (LOSS)(a)     (DEPRECIATION)(a)    YEAR(a, b)
--------------------                     --------------------               -------------   -----------------   -----------
Interest rate contracts ..   Net realized gain (loss) from swap contracts
                             / Net change in unrealized appreciation
                             (depreciation) on investments                   $   700,929      $   (751,190)      53,054,700

Foreign exchange
   contracts .............   Net realized gain (loss) from foreign
                             currency transactions / Net change in
                             unrealized appreciation (depreciation) on
                             investments                                      12,677,220       (23,009,943)     132,691,256

(a)  For the six months ended August 31, 2009.

(b) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(c) regarding derivative financial instruments.


                               Annual Report | 25

Templeton Emerging Markets Income Fund

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              -----------   ------------   -------   ------------
ASSETS:
   Investments in Securities:
      Bonds ...............................   $        --   $616,530,847     $--     $616,530,847
      Short Term Investments ..............    15,772,256        350,165      --       16,122,421
                                              -----------   ------------     ---     ------------
      Total Investments in Securities .....   $15,772,256   $616,881,012     $--     $632,653,268
                                              ===========   ============     ===     ============
      Forward Exchange Contracts ..........   $        --   $  3,950,698     $--     $  3,950,698
      Swaps ...............................            --      4,763,672      --        4,763,672
LIABILITIES:
   Forward Exchange Contracts .............            --        949,690      --          949,690


                               26 | Annual Report

Templeton Emerging Markets Income Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

BRL - Brazilian Real
CLP - Chilean Peso
EGP - Egyptian Pound
EUR - Euro
GHS - Ghana Cedi
IDR - Indonesian Rupiah
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
PLN - Polish Zloty

SELECTED PORTFOLIO

FRN - Floating Rate Note

COUNTERPARTY

BZWS - Barclays Bank PLC
CITI - Citibank, Inc.
DBAB - Deutsche Bank AG
HSBC - HSBC Bank USA, N.A.
JPHQ - JP Morgan Chase & Co.
MLCO - Merrill Lynch & Co., Inc.
UBSW - UBS AG


                               Annual Report | 27

Templeton Emerging Markets Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Income Fund (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               28 | Annual Report

Templeton Emerging Markets Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $3,728,221 as a long term capital gain dividend for the fiscal year ended August 31, 2009.

At August 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on September 30, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund, to shareholders of record.

RECORD DATE: 9/30/2008

          FOREIGN TAX      FOREIGN            FOREIGN
              PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
           PER SHARE      PER SHARE          PER SHARE
          -----------   -------------   -------------------
Class A    $0.0225         $1.0326              $--

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 29

Templeton Emerging Markets Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 20, 2009 (UNAUDITED)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 20, 2009. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Ann Torre Bates, David W. Niemiec, Larry D. Thompson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four Trustees:

                                                     % OF                               % OF
                                                    SHARES                             SHARES
                                        % OF       PRESENT                  % OF       PRESENT
                                     OUTSTANDING     AND                 OUTSTANDING     AND
TERM EXPIRING 2010          FOR        SHARES       VOTING    WITHHELD      SHARES     VOTING
------------------      ----------   -----------   -------   ---------   -----------   -------
Ann Torre Bates .....   42,561,668      89.91%      97.09%   1,227,650      2.70%       2.91%
David W. Niemiec ....   42,602,392      89.99%      97.18%   1,236,926      2.61%       2.82%
Larry D. Thompson ...   42,606,375      90.00%      97.19%   1,232,943      2.60%       2.81%
Robert E. Wade ......   42,700,989      90.20%      97.40%   1,138,329      2.40%       2.60%

* Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                               30 | Annual Report

Templeton Emerging Markets Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA, 15252-8035, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify The Bank of New York Mellon (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.


                               Annual Report | 31

Templeton Emerging Markets Income Fund

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358035, Pittsburgh, PA, 15252-8035. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at current market value and send you a check for the net proceeds.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                               32 | Annual Report

Templeton Emerging Markets Income Fund

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. The service provides shareholder with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY Mellon Shareowner Services' website at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                               Annual Report | 33

Templeton Emerging Markets Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  -----------------------  --------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1993          134                      Bar-S Foods (meat packing
500 East Broward Blvd.                                                                        company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Trustee          Since 2008          31                       SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                        Allied Capital Corporation (financial
Suite 2100                                                                                    services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee          Since 1999          23                       Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                        company), Victory Nickel Inc. (mineral
Suite 2100                                                                                    exploration) and ABACO Markets Limited
Fort Lauderdale, FL 33394-3091                                                                (retail distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)         Trustee          Since 1996          134                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                        refining of oil and gas), H.J. Heinz
Suite 2100                                                                                    Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                                                                products), RTI International Metals,
                                                                                              Inc.(manufacture and distribution of
                                                                                              titanium), Canadian National Railway
                                                                                              (rail-road) and White Mountains
                                                                                              Insurance Group, Ltd. (holding
                                                                                              company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               34 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  -----------------------  --------------------------------------
DAVID W. NIEMIEC (1949)         Trustee          Since 2005          23                       Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                        and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                    (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee          Since 2003          134                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                        refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2005          142                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee          Since 1999          23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)           Trustee          Since 2006          38                       El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney at law.


                               Annual Report | 35

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  -----------------------  --------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,         Trustee, Chairman   134                      None
One Franklin Parkway            Chairman of      of the Board
San Mateo, CA 94403-1906        the Board and    since 1995 and
                                Vice President   Vice President
                                                 since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee          Since 2007          90                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice President
                                Vice President   - AML Compliance
                                - AML            since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Chief            Since March 2009    Not Applicable           Not Applicable
One Franklin Parkway            Executive
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

ALIYA S. GORDON (1973)          Vice President   Since March 2009    Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               36 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
    AND ADDRESS                    POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  -----------------------  --------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President   Since               Not Applicable           Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President   Since 1996          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

MARK MOBIUS (1936)              President and    President since     Not Applicable           Not Applicable
17th Floor, Chater House        Chief            1987 and Chief
8 Connaught Road Central        Executive        Executive Officer
Hong Kong                       Officer -        - Investment
                                Investment       Managementsince
                                Management       2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).

MARK H. OTANI (1968)            Treasurer,       Since March 2009    Not Applicable           Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)       Secretary and    Secretary since     Not Applicable           Not Applicable
500 East Broward Blvd.          Vice President   2004 and Vice
Suite 2100                                       President since
Fort Lauderdale, FL 33394-3091                   August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 37

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  -----------------------  --------------------------------------
KAREN L. SKIDMORE (1952)        Vice President   Since               Not Applicable           Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               38 | Annual Report

Templeton Emerging Markets Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to


                               Annual Report | 39

Templeton Emerging Markets Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of fund shareholders. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, the strong financial position of the Manager's parent company and its commitment to the fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed its investment performance for the one-year period ended February 28, 2009, as well as the previous 10 years ended that date in respect to a performance universe consisting of the Fund and all other closed-end non-leveraged emerging market debt funds as selected by Lipper. Such report considered the Fund's income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return to be in the highest, or best performing quintile in such performance universe for the one-year period, and on an annualized basis to also be in the highest quintile of such universe for the previous three- and five-year periods, and in the middle quintile of such universe for the previous 10-year period. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within the Lipper performance universe experienced losses for the one-year period. On a comparative basis, the Lipper report showed the Fund's total return to be in the second-highest quintile of the Lipper performance universe for the one-year period, and on an annualized basis to be in the highest quintile of such universe for the previous three-year


                               40 | Annual Report

Templeton Emerging Markets Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

period, the middle quintile of such universe for the previous five-year period, and the lowest quintile of such universe for the previous 10-year period. The Board was satisfied with such comparative investment performance noting the Fund's primary objective of seeking current income.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of five other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by the other five funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of the other five funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed the Fund's contractual investment management fee rate to be the third lowest in its Lipper expense group, and its actual total expense rate to be the second lowest in such group. The Board was satisfied with the Fund's contractual investment management fee and expenses in comparison to those of the expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations made in prior years


                               Annual Report | 41

Templeton Emerging Markets Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board also noted it had previously added a breakpoint to the Fund's investment advisory fee at the $1 billion level.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               42 | Annual Report

Templeton Emerging Markets Income Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each period on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file semiannually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and annual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2009. Additionally, the Fund expects to file, on or about October 30, 2009, such certifications with its Form N-CSR for the year ended August 31, 2009.


                               Annual Report | 43

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Fanklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   100 Fountain Parkway
                                           P.O. Box 33030
                                           St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON EMERGING MARKETS INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION

(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTEI A2009 10/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $46,671 for the fiscal year ended August 31, 2009 and $46,206 for the fiscal year ended August 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended August 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $518 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $283,559 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,000 for the fiscal year ended August 31, 2009 and $284,077 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of October 30, 2009, the portfolio manager of the Fund is as follows:

MICHAEL HASENSTAB PH.D, Senior Vice President OF FRANKLIN ADVISERS, INC.

Dr. Hasenstab has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2009.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

-------------------------------------------------------------------------------
NAME       NUMBER     ASSETS     NUMBER     ASSETS       NUMBER       ASSETS
           OF OTHER   OF OTHER   OF OTHER   OF OTHER     OF           OF
           REGISTERED REGISTERED POOLED     POOLED       OTHER        OTHER
           INVESTMENT INVESTMENT INVESTMENT INVESTMENT   ACCOUNTS     ACCOUNTS
           COMPANIES  COMPANIES  VEHICLES   VEHICLES     MANAGED/1    MANAGED
           MANAGED    MANAGED    MANAGED/1  MANAGED                  (X $1
                      (X $1                 (X $1                    MILLION)/1
                      MILLION)              MILLION)/1
-------------------------------------------------------------------------------
Michael
Hasenstab    13      22,440.5      24        18,227.4        12        987.9
-------------------------------------------------------------------------------
1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics, which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

         |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

                                       Dollar Range of Fund
                                          Shares Beneficially
          Portfolio Manager                     Owned
         ----------------------------------------------------------------------
           Michael Hasenstab                     None

         ----------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By /s/LAURA F. FERGERSON
 -------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
 -------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

By /s/MARK H. OTANI
--------------------------------------
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date:  October 28, 2009